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                                                                   Exhibit 10.11

                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

         This First Amendment to Sublease Agreement ("First Amendment") dated July 20,1999, for reference purposes only, is entered into by and between METAXEN LLC, a Delaware limited liability company ("Sublessor") and CYTOKINETICS, INC. a Delaware corporation ("Sublessee"), and is subject to the terms and conditions of that certain Build-To-Suit Lease ("Master Lease") dated May 27,1997 (as amended) entered into by BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a California limited partnership ("Master Lessor"), as Landlord, and Sublessor as Tenant, with reference to the following facts:

         A. Sublessor and Sublessee are parties to a sublease, dated May 1, 1998 ("Sublease"), covering certain premises of approximately 13,750 leasable square feet located within Building H in the Britannia Pointe Grand Business Park, South San Francisco, California;

         B. By an Assignment and Assumption Agreement and Consent dated as of June 11,1999 among Sublessor, Master Lessor, Xenova Group plo and Exelixis Pharmaceuticals, Inc, ("Exelixis"), Sublessor assigned its entire leasehold interest under the Master Lease to Exelixis, with Master Lessor's consent, upon terms and conditions set forth in such Assignment Agreement; .

         C. By an Agreement and Consent dated as of even date herewith, among Sublessee, Exelixis, and Master Lessor, Exelixis agreed that, in exchange for certain payments and other consideration and upon and subject to the terms and conditions set forth in such Agreement and Consent, it will assign to Sublessee its interests and rights under the Master Lease;

         D. Sublessee wishes to extend the Expiration Date of the Sublease;

         E. Capitalized tarms used in this Amendment which are not otherwise specifically defined herein shall have the meanings assigned to such terms in the Sublease.

         NOW THEREFORE, in consideration of the mutual agreements and promises set forth herein, the parties agree as follows:

         1. Sublease Term. The parties agree that the Expiration Date is amended to February 28, 2001.

         2. Full Force and Effect. Except as expressly set forth herein, the Sublease has not been modified or amended and remains in full force and effect.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

             "Sublesseor"                                     "Sublessee"

         METAXEN, LLC a Delaware                         CYTOKINETICS, INC.,
         limited liability company                       a Delaware corporation

By: /s/ [ILLEGIBLE]                                  By: /s/ James Sabry
    ------------------------                             --------------------
       ------------------                                  James Sabry
       ------------------                                  President & CEO

By: /s/ [ILLEGIBLE]                                  By: /s/ Robert Blum
    ------------------------                             --------------------
       ------------------                                  Robert Blum
       ------------------                                  Vice President

         The undersigned hereby consent to the foregoing, effective of the date first above written.

         BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership

         By: Britannia Pointe Grand LLC, a California limited liability company
             General Partner

         By: /s/ T.J. Bristow
            -------------------------------------
               T.J. Bristow
               Manager, President and Chief Financial Officer

         EXELIXIS PHARMACEUTICALS, INC.
         a Delaware corporation

         By:  /s/ [ILLEGIBLE]
              -----------------------------------
                  Its: PRES & CEO
                      ----------------------------------

         By:  /s/ [ILLEGIBLE]
              -----------------------------------
                  Its: SECRETARY

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